Exhibit 99.3
                                                                   ------------

BEAR STEARNS
                                          BEAR STEARNS FINANCIAL PRODUCTS INC.
                                                           383 MADISON AVENUE
                                                     NEW YORK, NEW YORK 10179
                                                                 212-272-4009



DATE:                      August 22, 2006

TO:                        Countrywide Home Loans, Inc.
ATTENTION:                 Mr. Jeff Staab
TELEPHONE:                 1-818-225-3279
FACSIMILE:                 1-818-225-4010     FAX:  1-818-225-4038

FROM:                      Derivatives Documentation
TELEPHONE:                 212-272-2711
FACSIMILE:                 212-272-9857

SUBJECT:                   Fixed Income Derivatives Confirmation and Agreement

REFERENCE NUMBER: FXNEC8619

The purpose of this letter agreement ("Agreement") is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the "Transaction") between Bear Stearns Financial Products Inc. ("BSFP") and Countrywide Home Loans, Inc., ("Counterparty"). This Agreement, which evidences a complete and binding agreement between BSFP and Counterparty to enter into the Transaction on the terms set forth below, constitutes a "Confirmation" as referred to in the "ISDA Form Master Agreement" (as defined below), as well as a "Schedule" as referred to in the ISDA Form Master Agreement.

1. This Agreement is subject to and incorporates the 2000 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA"). BSFP and Counterparty have agreed to enter into this Agreement in lieu of negotiating a Schedule to the 1992 ISDA Master Agreement (Multicurrency--Cross Border) form (the "ISDA Form Master Agreement"). An ISDA Form Master Agreement shall be deemed to have been executed by BSFP and Counterparty on the date we entered into the Transaction. All provisions contained in, or incorporated by reference to, the ISDA Form Master Agreement shall govern the Transaction referenced in this Confirmation except as expressly modified herein. In the event of any inconsistency between the provisions of this Agreement and the Definitions or the ISDA Form Master Agreement, this Agreement shall prevail for purposes of the Transaction.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

       Type of Transaction:                 Rate Cap

Reference Number: FXNEC8619
Countrywide Home Loans, Inc.
August 22, 2006
Page 2 of 11



       Notional Amount:                     With respect to any Calculation Period, the amount set forth for such period in Schedule I attached hereto.

       Trade Date:                          August 21, 2006

       Effective Date:                      September 29, 2006

       Termination Date:                    July 25, 2008, subject to adjustment in accordance with the
                                            Business Day Convention

       Fixed Amount (Premium):

              Fixed Rate Payer:             Counterparty

              Fixed Rate Payer
              Payment Date:                 August 23, 2006

              Fixed Amount:                 USD 15,000

       Floating Amounts:

              Floating Rate Payer:          BSFP

              Cap Rate:                     With respect to any Calculation Period, the rate set forth for such period in Schedule I attached hereto.

              Floating Rate Payer
              Period End Dates:             The 25th calendar day of each month during the Term of
                                            this Transaction, commencing October 25, 2006 and ending on the Termination Date, subject to adjustment in accordance with the Business Day Convention.

              Floating Rate Payer
              Payment Dates:                Early Payment shall be applicable.  One Business Day preceding each Floating Rate Payer Period End Date.

              Floating Rate Option:         USD-LIBOR-BBA, provided, however, that if the Floating Rate determined from such Floating Rate Option for any Calculation
                                            Period is greater than 9.00000% then the Floating Rate for such Calculation Period shall be deemed to be 9.00000%.



Reference Number: FXNEC8619
Countrywide Home Loans, Inc.
August 22, 2006
Page 3 of 11

              Designated Maturity:          One month

              Floating Rate Day
              Count Fraction:               Actual/360

              Reset Dates:                  The first day of each Calculation Period.

              Compounding:                  Inapplicable

       Business Days for payments:          New York

       Business Day Convention:             Modified Following

3.     Additional Provisions:               Each party hereto is hereby advised and acknowledges that the other party has engaged in (or refrained from engaging in)
                                            substantial financial transactions and has taken (or refrained from taking) other material actions in reliance upon the entry by the parties into the Transaction being entered into on the terms and conditions set forth herein and in the Confirmation relating to such Transaction, as applicable. This paragraph shall be deemed repeated on the trade date of each
                                            Transaction.

4.     Provisions Deemed Incorporated in a Schedule to the ISDA Form Master
       Agreement:

1) The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form Master Agreement will apply to any Transaction.

2) Termination Provisions. For purposes of the ISDA Form Master Agreement:

(a) "Specified Entity" is not applicable to BSFP or Counterparty for any purpose.

(b) "Specified Transaction" is not applicable to BSFP or Counterparty for any purpose, and, accordingly, Section 5(a)(v) of the ISDA Form Master Agreement shall not apply to BSFP or Counterparty.

(c) The "Cross Default" provisions of Section 5(a)(vi) of the ISDA Form Master Agreement will not apply to BSFP or to Counterparty.

(d) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) of the ISDA Form Master Agreement will not apply to BSFP or to Counterparty.

Reference Number: FXNEC8619
Countrywide Home Loans, Inc.
August 22, 2006
Page 4 of 11

(e) The "Automatic Early Termination" provision of Section 6(a) of the ISDA Form Master Agreement will not apply to BSFP or to Counterparty.

(f) Payments on Early Termination. For the purpose of Section 6(e) of the ISDA Form Master Agreement:

       (i) Market Quotation will apply.

      (ii) The Second Method will apply.

(g)    "Termination Currency" means United States Dollars.

3) Tax Representations. Not applicable

4) Limitation on Events of Default. Notwithstanding the terms of Sections 5 and 6 of the ISDA Form Master Agreement, if at any time and so long as the Counterparty has satisfied in full all its payment obligations under Section 2(a)(i) of the ISDA Form Master Agreement and has at the time no future payment obligations, whether absolute or contingent, under such Section, then unless BSFP is required pursuant to appropriate proceedings to return to the Counterparty or otherwise returns to the Counterparty upon demand of the Counterparty any portion of any such payment, (a) the occurrence of an event described in Section 5(a) of the ISDA Form Master Agreement with respect to the Counterparty shall not constitute an Event of Default or Potential Event of Default with respect to the Counterparty as Defaulting Party and (b) BSFP shall be entitled to designate an Early Termination Date pursuant to Section 6 of the ISDA Form Master Agreement only as a result of the occurrence of a Termination Event set forth in either Section 5(b)(i) or 5(b)(ii) of the ISDA Form Master Agreement with respect to BSFP as the Affected Party or Section 5(b)(iii) with respect to BSFP as the Burdened Party.

5) Documents to be Delivered. For the purpose of Section 4(a) of the ISDA Form Master Agreement:

(1) Tax forms, documents, or certificates to be delivered are:

Reference Number: FXNEC8619
Countrywide Home Loans, Inc.
August 22, 2006
Page 5 of 11



Party required to deliver  Form/Document/              Date by which to
document                   Certificate                 be delivered

BSFP and                   Any document required       Promptly after the
the Counterparty           or reasonably requested     earlier of (i)
                           to allow the other          reasonable demand by
                           party to make payments      either party or (ii)
                           under this Agreement        learning that such form
                           without any deduction       or document is required
                           or withholding for or
                           on the account of any
                           Tax or with such
                           deduction or
                           withholding at a
                           reduced rate


(2)   Other documents to be delivered are:

Party required to        Form/Document/                  Date by which to              Covered by Section 3(d)
deliver document         Certificate                     be delivered                  Representation
BSFP and                 Any documents required by       Upon the execution and        Yes
the Counterparty         the receiving party to          delivery of this Agreement
                         evidence the authority of       and such Confirmation
                         the delivering party or its
                         Credit Support Provider, if
                         any, for it to execute and
                         deliver this Agreement, any
                         Confirmation , and any
                         Credit Support Documents to
                         which it is a party, and to
                         evidence the authority of
                         the delivering party or its
                         Credit Support Provider to
                         perform its obligations
                         under this Agreement, such
                         Confirmation and/or Credit
                         Support Document, as the
                         case may be



Reference Number: FXNEC8619
Countrywide Home Loans, Inc.
August 22, 2006
Page 6 of 11

Party required to        Form/Document/                  Date by which to              Covered by Section 3(d)
deliver document         Certificate                     be delivered                  Representation

BSFP and                 A certificate of an             Upon the execution and        Yes
the Counterparty         authorized officer of the       delivery of this Agreement
                         party, as to the incumbency     and such Confirmation
                         and authority of the
                         respective officers of the
                         party signing this Agreement,
                         any relevant Credit Support
                         Document, or any
                         Confirmation, as the case may
                         be

6) Miscellaneous. Miscellaneous

(a) Address for Notices: For the purposes of Section 12(a) of the ISDA Form Master Agreement:

         Address for notices or communications to BSFP:

                Address:    383 Madison Avenue, New York, New York  10179
                Attention:  DPC Manager
                Facsimile:  (212) 272-5823

         with a copy to:

                Address:    One Metrotech Center North, Brooklyn, New York 11201
                Attention:  Derivative Operations - 7th Floor
                Facsimile:  (212) 272-1634

                (For all purposes)

         Address for notices or communications to the Counterparty:

                Address:    4500 Park Granada
                Mail Stop   CH-143
                Calabasas,  CA 91302
                Attention:  Mr. Jeff Staab
                Facsimile:  818-225-3898
                Phone:      818-225-3279

Reference Number: FXNEC8619
Countrywide Home Loans, Inc.
August 22, 2006
Page 7 of 11


(b)      Process Agent. For the purpose of Section 13(c) of the ISDA Form Master
         Agreement:

                   BSFP appoints as its
                   Process Agent:            Not Applicable

                   The Counterparty appoints as its
                   Process Agent:            Not Applicable

(c) Offices. The provisions of Section 10(a) of the ISDA Form Master Agreement will not apply to this Agreement; neither BSFP nor the Counterparty have any Offices other than as set forth in the Notices Section and BSFP agrees that, for purposes of Section 6(b) of the ISDA Form Master Agreement, it shall not in future have any Office other than one in the United States.

(d) Multibranch Party. For the purpose of Section 10(c) of the ISDA Form Master Agreement:

         BSFP is not a Multibranch Party.

         The Counterparty is not a Multibranch Party.

(e) Calculation Agent. The Calculation Agent is BSFP; provided, however, that if an Event of Default occurs with respect to BSFP, then the Counterparty shall be entitled to appoint a financial institution which would qualify as a Reference Market-maker to act as Calculation Agent.

(f)      Credit Support Document. Not applicable for either BSFP or the
         Counterparty.

(g)      Credit Support Provider.

         BSFP:  Not Applicable

         The Counterparty: Not Applicable

(h) Governing Law. The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole.

(i) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this

Reference Number: FXNEC8619
Countrywide Home Loans, Inc.
August 22, 2006
Page 8 of 11

Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(j) Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(k) Waiver of Jury Trial. Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

(l) BSFP will not unreasonably withhold or delay its consent to an assignment of this Agreement to any other third party.

(m) Set-off. The provisions for Set-off set forth in Section 6(e) of the ISDA Form Master Agreement shall not apply for purposes of this Transaction.

7) "Affiliate" will have the meaning specified in Section 14 of the ISDA Form Master Agreement, provided that BSFP shall not be deemed to have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii).

8) Section 3 of the ISDA Form Master Agreement is hereby amended by adding at the end thereof the following subsection (g):

         "(g) Relationship Between Parties.

                  Each party represents to the other party on each date when it enters into a Transaction that:--

              (1) Nonreliance. It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction.

              (2) Evaluation and Understanding.

              (i) It has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction; and

Reference Number: FXNEC8619
Countrywide Home Loans, Inc.
August 22, 2006
Page 9 of 11


                  (ii) It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

                  (3) Purpose. It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

                  (4) Principal. It is entering into the Transaction as principal, and not as agent or in any other capacity, fiduciary or otherwise."

          NEITHER THE BEAR STEARNS COMPANIES INC. NOR ANY SUBSIDIARY OR AFFILIATE OF THE BEAR STEARNS COMPANIES INC. OTHER THAN BSFP IS AN OBLIGOR OR A CREDIT SUPPORT PROVIDER ON THIS AGREEMENT.

5.     Account Details and
       Settlement Information:      Payments to BSFP:
                                    Citibank, N.A., New York
                                    ABA Number: 021-0000-89, for the account of Bear, Stearns Securities Corp.
                                    Account Number: 0925-3186, for further
                                    credit to Bear Stearns Financial Products
                                    Inc.
                                    Sub-account Number: 102-04654-1-3
                                    Attention: Derivatives Department

                                    Payments to Counterparty:
                                    Please provide

This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Counterparty hereby agrees to check this Confirmation and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to BSFP a facsimile of the fully-executed Confirmation to 212-272-9857. For inquiries regarding U.S. Transactions, please contact Susan Donlon by telephone at 212-272-2364. For all other inquiries please contact Derivatives Documentation by telephone at 353-1-402-6233. Originals will be provided for your execution upon your request.

Reference Number: FXNEC8619
Countrywide Home Loans, Inc.
August 22, 2006
Page 10 of 11



We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

BEAR STEARNS FINANCIAL PRODUCTS INC.



By:    /s/ Annie Manevitz
       -----------------------------
       Name:   Annie Manevitz
       Title:  Authorized Signatory

Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

COUNTRYWIDE HOME LOANS, INC.



By:    /s/ Brad Coburn
       ----------------------------
       As authorized agent or officer for Countrywide Home Loans, Inc.
       Name:   Brad Coburn
       Title:  Managing Director and Assistant Treasurer





er/lm

Reference Number: FXNEC8619
Countrywide Home Loans, Inc.
August 22, 2006
Page 11 of 11



                                                    SCHEDULE I


      From and including               To but excluding                 Notional Amount)                 Cap Rate
      ------------------               ----------------                      (USD)                       --------
                                                                            -----
        Effective Date                    10/25/2006                      287,551,000                    8.21347%
          10/25/2006                      11/25/2006                      283,398,283                    6.88874%
          11/25/2006                      12/25/2006                      277,517,621                    7.11837%
          12/25/2006                       1/25/2007                      269,902,652                    6.88876%
           1/25/2007                       2/25/2007                      260,555,524                    6.88878%
           2/25/2007                       3/25/2007                      249,487,156                    7.62689%
           3/25/2007                       4/25/2007                      236,718,996                    6.88882%
           4/25/2007                       5/25/2007                      222,280,024                    7.11847%
           5/25/2007                       6/25/2007                      206,209,020                    6.88885%
           6/25/2007                       7/25/2007                      188,670,552                    7.11838%
           7/25/2007                       8/25/2007                      171,462,678                    6.88868%
           8/25/2007                       9/25/2007                      154,579,219                    6.82396%
           9/25/2007                      10/25/2007                      138,006,695                    7.05144%
          10/25/2007                      11/25/2007                      121,746,826                    6.82397%
          11/25/2007                      12/25/2007                      105,793,762                    7.05144%
          12/25/2007                       1/25/2008                       90,141,763                    6.82398%
           1/25/2008                       2/25/2008                       74,785,192                    6.82398%
           2/25/2008                       3/25/2008                       59,718,522                    7.29460%
           3/25/2008                       4/25/2008                       44,936,325                    6.82398%
           4/25/2008                       5/25/2008                       30,433,276                    7.05145%
           5/25/2008                       6/25/2008                       16,204,149                    6.82399%
           6/25/2008                   Termination Date                    2,243,814                     7.05134%



      Item 1115 Agreement dated as of January 30, 2006 (this "Agreement"), between COUNTRYWIDE HOME LOANS, INC., a New York corporation ("CHL"), CWABS, INC., a Delaware corporation ("CWABS"), CWMBS, Inc., a Delaware corporation ("CWMBS"), CWALT, Inc., a Delaware corporation ("CWALT"), CWHEQ, Inc., a Delaware corporation ("CWHEQ") and BEAR STEARNS FINANCIAL PRODUCTS INC., as counterparty (the "Counterparty").

                                    RECITALS

            WHEREAS, CWABS, CWMBS, CWALT and CWHEQ each have filed Registration Statements on Form S-3 (each, a "Registration Statement") with the Securities and Exchange Commission (the "Commission") for purposes of offering mortgage backed or asset-backed notes and/or certificates (the "Securities") through special purpose vehicles (each, an "SPV").

            WHEREAS, from time to time, on the closing date (the "Closing Date") of a transaction pursuant to which Securities are offered (each, a "Transaction"), the Counterparty and CHL or an underwriter or dealer with respect to the Transaction, enter into certain derivative agreements (each, a "Derivative Agreement"), including interest rate or currency swaps, for purposes of providing certain yield enhancements that are assigned to the SPV or the related trustee on behalf of the SPV or a swap or corridor contract administrator (each, an "Administrator").

            NOW, THEREFORE, in consideration of the mutual agreements set forth herein and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereby agree as follows:

Section 1.  Definitions

            Company Information: As defined in Section 4(a)(i).

            Company Financial Information: As defined in Section 2(a)(ii).

            Depositor: Means CWABS, CWMBS, CWALT or CWHEQ with respect to the related Registration Statement for which the entity of the registrant.

            GAAP: As defined in Section 3(a)(v).

            EDGAR: The Commission's Electronic Data Gathering, Analysis and Retrieval system.

            Exchange Act: The Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder.

            Exchange Act Reports: All Distribution Reports on Form 10-D, Current Reports on Form 8-K and Annual Reports on Form 10-K that are to be filed with respect to the related SPV pursuant to the Exchange Act.

            Master Agreement: The ISDA Master Agreement between the Counterparty and CHL, or if no such Master Agreement exists, the ISDA Master Agreement assumed to apply to the Derivative Agreement pursuant to its terms.

            Prospectus Supplement: The prospectus supplement prepared in connection with the public offering and sale of the related Securities.

            Regulation AB: Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or
by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

            Securities Act: The Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

Section 2.  Information to be Provided by the Counterparty.

      (a)   Prior to printing the related Prospectus Supplement,

            (i) the Counterparty shall provide to the related Depositor such information regarding the Counterparty, as a derivative instrument counterparty, as is reasonably requested by the related Depositor for the purpose of compliance with Item 1115(a)(1) of Regulation AB. Such information shall include, at a minimum:

                  (A)   The Counterparty's legal name (and any d/b/a);

                  (B)   the organizational form of the Counterparty;

                  (C) a description of the general character of the business of the Counterparty;

                  (D) a description of any material legal or governmental proceedings pending (or known to be contemplated) against the Counterparty which may have a material impact on the Counterparty's ability to perform under the related Derivative Agreement;

                  (E) a description of any affiliation or relationship between the Counterparty and any of the following parties:

                        (1) CHL (or any other sponsor identified to the Counterparty by CHL);

                        (2) the related Depositor (as identified to the Counterparty by CHL);

                        (3)   the SPV;

                        (4) Countrywide Home Loans Servicing LP (or any other servicer or master servicer identified to the Counterparty by CHL);

                        (5) The Bank of New York (or any other trustee identified to the Counterparty by CHL);

                        (6) any originator identified to the Counterparty by CHL;

                        (7) any enhancement or support provider identified to the Counterparty by CHL; and

                        (8) any other material transaction party identified to the Counterparty by CHL.

            (ii) if requested by the related Depositor for the purpose of compliance with Item 1115(b) with respect to a Transaction, the Counterparty shall:

                  (A) provide the financial data required by Item 1115(b)(1) or (b)(2) of Regulation AB (as specified by the related Depositor to the Counterparty) with respect to the Counterparty (or any entity that consolidates the Counterparty) and any affiliated entities providing derivative instruments to the SPV (the "Company Financial Information"), in a form appropriate for use in the Prospectus Supplement and in an EDGAR-compatible form; and

                  (B) if applicable, cause its accountants to issue their consent to the filing of such financial statements in the Registration Statement.

      (b)   Following the Closing Date with respect to a Transaction,

            (i) no later than the 25th calendar day of each month, the Counterparty shall (i) notify the related Depositor in writing of (A) any material litigation or governmental proceedings pending against the Counterparty which may have a material impact on the Counterparty's ability to perform under the related Derivative Agreement or (B) any affiliations or relationships that develop following the Closing Date between the Counterparty and any of the parties specified in Section 2(a)(i)(E) (and any other parties identified in writing by the related Depositor) and (ii) provide to the related Depositor a description of such proceedings, affiliations or relationships as described in Section 2(b)(i)(I)(i); and

            (ii) if the Counterparty provided Company Financial Information to the related Depositor for the Prospectus Supplement, within 5 Business Days of the release of any updated financial data, the Counterparty shall (1) provide current Company Financial Information as required under Item

                  1115(b) of Regulation AB to the related Depositor in an EDGAR-compatible form, and (2) if applicable, cause its accountants to issue their consent to filing or incorporation by reference of such financial statements in the Exchange Act Reports of the SPV;

            (iii) if the related Depositor requests Company Financial
                  Information from the Counterparty, for the purpose of compliance with Item 1115(b) of Regulation AB following the Closing Date, the Counterparty shall upon five Business Days written notice either (A), (1) provide current Company Financial Information as required under Item 1115(b) of Regulation AB to the related Depositor in an EDGAR-compatible form, (2) if applicable, cause its accountants to issue their consent to filing or incorporation by reference of such financial statements in the Exchange Act Reports of the SPV and (3) within 5 Business Days of the release of any updated financial data, provide current Company Financial Information as required under Item 1115(b) of Regulation AB to the related Depositor in an EDGAR-compatible form and if applicable, cause its accountants to issue their consent to filing or incorporation by reference of such financial statements in the Exchange Act Reports of the SPV or (B) assign the Derivative Agreement as provided below.

Section 3.  Representations and Warranties and Covenants of the Counterparty.

      (a) The Counterparty represents and warrants to the related Depositor, as of the date on which information is first provided to the related Depositor under Section 2(a)(ii), Section 2(b)(ii) or Section 2(b)(iii)(A), that, except as disclosed in writing the related Depositor prior to such date:

            (i) The accountants who certify the financial statements and supporting schedules included in the Company Financial Information (if applicable) are independent registered public accountants as required by the Securities Act.

            (ii) If applicable, the financial statements included in the Company Financial Information present fairly the consolidated financial position of the Counterparty (or the entity that consolidates the Counterparty) and its consolidated subsidiaries as at the dates indicated and the consolidated results of their operations and cash flows for the periods specified; except as otherwise stated in the Company Financial Information, said financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis; and the supporting schedules included in the Company Financial Information present fairly in accordance with GAAP the information required to be stated therein. The selected financial data and summary financial information included in the Company Financial Information present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements of the Counterparty.

            (iii) The Company Financial Information and other Company
                  Information included or incorporated by reference in the Registration Statement (including through filing on an Exchange Act Report), at the time they were or hereafter are filed with the Commission, complied in all material respects with the requirements of Item 1115(b) of Regulation AB (in the case of the Company Financial Information) and, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

      (b) The Counterparty agrees that the terms of this Agreement shall be incorporated by reference into any Derivative Agreement so that each SPV who is a beneficiary of a Derivative Agreement shall be an express third party beneficiary of this Agreement.

Section 4.  Indemnification; Remedies

      (a) The Counterparty shall indemnify CHL and the related Depositor, each person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such SPV, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act; each broker dealer acting as underwriter, each person who controls any of such parties (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act); and the respective present and former directors, officers, employees and agents of each of the foregoing, and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

            (i) (A) any untrue statement of a material fact contained or alleged to be contained in any information, report, certification, accountants' consent or other material provided in written or electronic form under Section 2 by or on behalf of the Counterparty (collectively, the "Company Information"), or (B) the omission or alleged omission to state in the Company Information a material fact required to be stated in the Company Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or

            (ii) any breach by the Counterparty of a representation or warranty set forth in Section 3(a) and made as of a date prior to the Closing Date, to the extent that such breach is not cured by the Closing Date, or any breach by the Counterparty of a representation or warranty pursuant to Section 3 to the extent made as of a date subsequent to the Closing Date.

      (b)   (i)   Any failure by the Counterparty to deliver any information, report, certification, accountants' consent or other material when and as required under Section 2 or any breach by the Counterparty of a representation or warranty set forth in
                  Section 3 and made as of a date prior to the Closing Date, to the extent that such breach is not cured by the Closing Date
                  (or in the case of information needed for purposes of printing the Prospectus Supplement, the date of printing of the Prospectus Supplement), or any breach by the Counterparty of a representation or warranty pursuant to Section 3 to the extent made as of a date subsequent to such closing date, shall, except as provided in clause (ii) of this paragraph, immediately and automatically, without notice or grace period, constitute an Additional Termination Event (as defined in the Master Agreement) with the Counterparty as the sole Affected
                  Party (as defined in the Master Agreement) under the Derivative Agreement. Following such termination, a termination payment (if any) shall be payable by the applicable party as determined by the application of Section
                  6(e)(ii) of the Master Agreement, with Market Quotation and
                  Second Method being the applicable method for determining the termination payment (notwithstanding anything in the Derivative Agreement to the contrary).

            (ii) If the Counterparty has failed to deliver any information, report, certification or accountants' consent when and as required under Section 2, which continues unremedied for the lesser of ten calendar days after the date on which such information, report, certification or accountants' consent was required to be delivered or such period in which the applicable Exchange Act Report for which such information is required can be timely filed (without taking into account any extensions permitted to be filed), and the Counterparty has not, at its own cost, within the period in which the applicable Exchange Act Report for which such information is required can be timely filed caused another entity (which meets any ratings related requirement of the applicable rating agencies at such time) to replace the Counterparty as party to the Derivative Agreement that (i) has signed an agreement with CHL and the Depositors substantially in the form of this Agreement, (ii) has agreed to deliver any information, report, certification or accountants' consent when and as required under Section 2 hereof and (iii) is approved by the Depositor (which approval shall not be unreasonably withheld and which approval is not needed if such assignment is to a subsidiary of The Bear Stearns Companies, Inc., provided the Depositor is given notice) and any rating agency, if applicable, on terms substantially similar to the Derivative Agreement, then an Additional Termination Event (as defined in the Master Agreement) shall have occurred with the Counterparty as the sole Affected Party. Following such termination, a termination payment (if any) shall be payable by the applicable party as determined by the application of Section 6(e)(ii) of the Master Agreement, with Market Quotation and Second Method being the applicable method for determining the termination payment (notwithstanding anything in the Derivative Agreement to the contrary).

            (iii) In the event that the Counterparty or the SPV has found a replacement entity in accordance with Section 2(b)(ii), the Counterparty shall promptly reimburse the SPV for all reasonable incidental expenses incurred by the SPV, as such are incurred, in connection with the termination of the Counterparty as counterparty and the entry into a new Derivative Instrument. The provisions of this paragraph shall not limit whatever rights the SPV may have under other provisions of this Agreement or otherwise, whether in equity or at law, such as an action for damages, specific performance or injunctive relief.

Section 5.  Miscellaneous.

      (a)   Construction. Throughout this Agreement, as the context requires,
            (a) the singular tense and number includes the plural, and the plural tense and number includes the singular; (b) the past tense includes the present, and the present tense includes the past; and
            (c) references to parties, sections, schedules, and exhibits mean the parties, sections, schedules, and exhibits of and to this Agreement. The section headings in this Agreement are inserted only as a matter of convenience, and in no way define, limit, extend, or interpret the scope of this Agreement or of any particular section.

      (b) Assignment. None of the parties may assign their rights under this Agreement without the prior written consent of the other parties. Subject to the foregoing, this Agreement shall be binding on and inure to the benefit of the parties and their respective successors and permitted assigns.

      (c) No Third-Party Benefits Except as Specified. None of the provisions of this Agreement are intended to benefit, or to be enforceable by, any third-party beneficiaries except the related SPV and any trustee of an SPV or any Administrator.

      (d) Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without regard to the conflict of laws principles thereof.

      (e) Amendment and Waiver. This Agreement may not be modified or amended except by an instrument in writing signed by the parties hereto. No waiver of any provision of this Agreement or of any rights or obligations of any party under this Agreement shall be effective unless in writing and signed by the party or parties waiving compliance, and shall be effective only in the specific instance and for the specific purpose stated in that writing.

      (f) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      (g) Additional Documents. Each party hereto agrees to execute any and all further documents and writings and to perform such other actions which may be or become necessary or expedient to effectuate and carry out this Agreement.

      (h) Severability. Any provision hereof which is prohibited or unenforceable shall be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.

      (i) Integration. This Agreement contains the entire understanding of the parties with respect to the subject matter hereof. There are no restrictions, agreements, promises, representations, warranties, covenants or undertakings with respect to the subject matter hereof other than those expressly set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter.

      (j) CHL agrees to provide to the Counterparty prior to January 30, 2006 the methodology for its estimate of maximum probable exposure represented by the Derivative Agreements and then to provide notice of any changes to the methodology.

            IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                   CWABS, INC.



                                   By:       /s/ Ruben Avilez
                                        ---------------------------------------
                                          Name:  Ruben Avilez
                                          Title: Vice President


                                   CWMBS, INC.



                                   By:       /s/ Ruben Avilez
                                        ---------------------------------------
                                          Name:  Ruben Avilez
                                          Title: Vice President


                                   CWALT, INC.



                                   By:       /s/ Ruben Avilez
                                        ---------------------------------------
                                          Name:  Ruben Avilez
                                          Title: Vice President



                                   CWHEQ, INC.



                                   By:       /s/ Ruben Avilez
                                        ---------------------------------------
                                          Name:  Ruben Avilez
                                          Title: Vice President


                                   COUNTRYWIDE HOME LOANS, INC.



                                   By:       /s/ Ruben Avilez
                                        ---------------------------------------
                                          Name:  Ruben Avilez
                                          Title: Vice President

                                   BEAR STEARNS FINANCIAL PRODUCTS INC.



                                   By:       /s/ F. Scott Herman
                                        ---------------------------------------
                                          Name:  F. Scott Herman
                                          Title: DPC Manager